Exhibit 10.4.8

Execution Version

PORTLAND NATURAL GAS TRANSMISSION SYSTEM

EIGHTH AMENDMENT TO AMENDED AND RESTATED PARTNERSHIP AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED PARTNERSHIP AGREEMENT (this “Eighth Amendment”) is entered into as of the 29th day of September, 2003 by and among TCPL Portland Inc., a Delaware corporation, (“TCPL Portland”), El Paso Energy Portland Corporation, a Delaware corporation, (“El Paso Portland”) and Northern New England Investment Company, Inc., a Vermont corporation, (“NNEIC”).

WHEREAS, TCPL Portland, El Paso Portland and NNEIC currently constitute all of the partners (the “Current Partners”) in Portland Natural Gas Transmission System, a Maine general partnership, (the “Partnership”) and are the remaining parties to the Portland Natural Gas Transmission System Amended and Restated Partnership Agreement dated as of March 1, 1996, as amended by the First Amendment thereto, dated as of May 23, 1996, the Second Amendment thereto, dated as of October 23, 1996, the Third Amendment thereto, dated as of March 17, 1998, the Fourth Amendment thereto, dated as of March 31, 1998, the Fifth Amendment thereto, dated as of September 30, 1998, the Sixth Amendment thereto, dated as of June 4, 1999, and the Seventh Amendment thereto, dated as of June 28, 2001 (as amended, the “Partnership Agreement”); and

WHEREAS, effective as of the date hereof, DTE East Coast Pipeline Company, a Michigan corporation, (“DTE East Coast”) assigned and transferred 10.13% of its 16.41% Percentage Interest in the Partnership to TCPL Portland pursuant to an Agreement for Purchase of Partnership Interest and an Assignment and Assumption Agreement each dated effective as of the date hereof (herein collectively referred to as the “TCPL Purchase Agreements”); and

WHEREAS, effective as of the date hereof, DTE East Coast assigned and transferred the balance of its Percentage Interest in the Partnership, representing a 6.28% Percentage Interest, to NNEIC pursuant to an Agreement for Purchase of Partnership Interest and an Assignment and Assumption Agreement each dated effective as of the date hereof (herein collectively referred to as the “NNEIC Purchase Agreements”); and

WHEREAS, DTE East Coast has resigned as tax matters partner for the Partnership; and

WHEREAS, pursuant to a Unanimous Written Consent of the Management Committee of Portland Natural Gas Transmission System dated as of September 26, 2003, the Management Committee, among other things, unanimously approved the assignment and transfer by DTE East Coast of its Percentage Interest to TCPL Portland and NNEIC as set above; and

WHEREAS, the Current Partners wish to amend the Partnership Agreement to reflect the foregoing transactions and events.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, it is agreed as follows:

1.                                      Definitions. Capitalized terms used but not defined in this Eighth Amendment (including in the recitals above) shall have the meanings assigned to such terms in the Partnership Agreement.

2                                         Revised Percentage Interests. The Current Partners agree that the Partnership Agreement is hereby amended by substituting Schedule A attached hereto for the same schedule currently attached to the Partnership Agreement.

3.                                      Tax Matters Partner. Effective as of the date hereof, TCPL Portland is appointed as the Tax Matters Partner of the Partnership and shall serve in that capacity in accordance with Section 6.12 of the Partnership Agreement and the Partnership is authorized to file a statement with the Internal Revenue Service in respect of such appointment.

4.                                      Allocation of Profits, Losses and Distributions. The Current Partners hereby waive the provisions of Section 9.6 and Section 9.7 of the Partnership Agreement to the extent necessary to give effect to the transfers and assignments contemplated in the TCPL Purchase Agreements and the NNEIC Purchase Agreements

5.                                      Effect on Partnership Agreement. Except as expressly set forth herein, the Partnership Agreement and all of the representations, warranties, covenants and agreements contained therein remain in full force and effect for the benefit of the parties thereto and hereto, and their permitted successors and assigns.

6.                                      Counterparts. This Eighth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures of the parties appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed and attested by their duly authorized representatives effective as of the date first set forth above

TCPL PORTLAND INC.

By:	/s/ [ILLEGIBLE]

Title:	President

By:	/s/ [ILLEGIBLE]

Title:	Vice President Taxation

EL PASO ENERGY PORTLAND CORPORATION

By:	/s/ [ILLEGIBLE]

Title:	Vice President

NORTHERN NEW ENGLAND INVESTMENT COMPANY, INC.

By:	/s/ [ILLEGIBLE]

Title:	President

SCHEDULE A

EIGHTH AMEDMENT TO AMENDED AND RESTATED PARTNERSHIP AGREEMENT

Partners	Percentage Interest
TCPL Portland Inc.	43.42%
El Paso Energy Portland Corporation	29.64%
Northern New England Investment Company, Inc.	26.94%